SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 1997


SEARS, ROEBUCK AND CO.

(Exact name of registrant as specified in charter)


New York
(State or Other
Jurisdiction of
Incorporation)

1-416
(Commission File Number)

36-1750680
(IRS Employer Identification No.)



3333 Beverly Road, Hoffman Estates, Illinois
(Address of principal executive offices)

60179
(Zip Code)






Registrant's telephone number, including area code (847) 286-2500

Item 5.     Other Events.

On January 23, 1997, the registrant issued its third quarter earnings press release attached hereto as Exhibit 99.


Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.



The Exhibit Index on page E-1 is incorporated herein by reference.

SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SEARS, ROEBUCK AND CO.





Date: January 28, 1997          By:  /s/ Alan J. Lacy
                                         ALAN J. LACY
                                         Executive Vice President
                                         and Chief Financial Officer

EXHIBITS



99.     Sears, Roebuck and Co. press release dated January 23, 1997.




E-1